Filed Pursuant to Rule 497(e)

Registration No. 33-48220

The Gabelli Money Market Funds (the “Trust”)

The Gabelli U.S. Treasury Money Market Fund (the “Fund”)

Supplement dated September 28, 2017 to the Fund’s Summary Prospectus and Prospectus for Class AAA, Class A, and Class C shares each dated January 27, 2017, as supplemented from time to time

Effective October 1, 2017, the total expense ratio for the Fund is reduced from 0.11% of the Fund’s average daily net assets to 0.08% of the Fund’s average daily net assets. Accordingly, corresponding changes are made to the Fees and Expenses table in the Prospectus and the Summary Prospectus.

Please Retain This Supplement With Your Summary Prospectus And Statutory Prospectus For Reference.

Filed Pursuant to Rule 497(e)

Registration No. 33-48220

The Gabelli Money Market Funds (the “Trust”)

The Gabelli U.S. Treasury Money Market Fund (the “Fund”)

Supplement dated September 28, 2017 to the Fund’s Statement of Additional Information for Class AAA,

Class A, and Class C shares dated January 27, 2017 (the “SAI”)

Effective October 1, 2017, the third and fourth paragraphs of the “Manager” section of the SAI are deleted and replaced with the following:

The Manager has authorized any of its directors, officers, and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers, or employees of the Manager. In connection with the services it renders, the Manager bears all of the Trust’s expenses, including, without limitation, the following:

(a)	the salaries and expenses of all personnel of the Trust and the Manager;

(b)	all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below;

(c)	the costs and expenses payable to BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “Sub-Administrator”) pursuant to a sub-administration agreement between the Manager and the Sub-Administrator (the “Sub-Administration Agreement”);

(d)	the fees and expenses of Trustees who are not affiliated with the Manager;

(e)	the fees and certain expenses of the Trust’s Custodian, Transfer Agent and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

(f)	the fees and expenses of the Trust’s legal counsel and the independent registered public accounting firm;

(g)	all taxes and business fees payable by the Trust to governmental agencies;

(h)	the fees of any trade association of which the Trust is a member;

(i)	the cost of share certificates representing shares of the Trust, if any;

(j)	the cost of fidelity insurance and Trustees’ and Officers’ professional liability and errors and omissions insurance, if any;

(k)	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statement and prospectus for such purposes;

(l)	allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees’ meetings and of preparing, printing, and mailing reports to shareholders;

(m)	any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any; and

(n)	the fees and expenses of each series of the Trust in connection with the management, investment, and reinvestment of the assets of each such series.

Under the terms of the Management Agreement, notwithstanding anything in the Management Agreement to the contrary, the Trust is only responsible for the payment of the following expenses: (a) the fee payable to the Manager, (b) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, and (c) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Please Retain This Supplement With Your SAI For Reference.